EXHIBIT 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of AdvancePierre Foods Holdings, Inc. (the “Corporation”) on Form 10-Q for the period ending October 1, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John N. Simons, Jr., President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ John N. Simons
John N. Simons Jr.
President and Chief Executive Officer

November 9, 2016

A signed original of this written statement required by Section 906 has been provided to AdvancePierre Foods Holdings, Inc. and will be retained by AdvancePierre Foods Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.